UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2019

INVESCO DB MULTI-SECTOR COMMODITY TRUST

(Registrant)

INVESCO DB ENERGY FUND; INVESCO DB OIL FUND; INVESCO DB PRECIOUS METALS FUND; INVESCO DB GOLD FUND; INVESCO DB SILVER FUND; INVESCO DB BASE METALS FUND; INVESCO DB AGRICULTURE FUND

(Co-Registrants)

(Exact name of registrant as specified in its charter)

Delaware	87-0778053 (Trust)
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, Illinois	60515
(Address of principal executive offices)	(Zip Code)

001-33229; 001-33240; 001-33242; 001-33244; 001-33231; 001-33234; 001-33236; and 001-33238

(Commission

File Numbers)

(800) 983-0903

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to section 13(a) of the Exchange Act.

Title of Each Class	Trading Symbol	Name of Each Exchange
Common Units of Beneficial Interest	DBE	NYSE Arca, Inc.
Common Units of Beneficial Interest	DBO	NYSE Arca, Inc.
Common Units of Beneficial Interest	DBP	NYSE Arca, Inc.
Common Units of Beneficial Interest	DGL	NYSE Arca, Inc.
Common Units of Beneficial Interest	DBS	NYSE Arca, Inc.
Common Units of Beneficial Interest	DBB	NYSE Arca, Inc.
Common Units of Beneficial Interest	DBA	NYSE Arca, Inc.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) and (d)

At its meeting held on May 7, 2019, the Board of Managers (the “Board”) of Invesco Capital Management LLC, the managing owner (the “Managing Owner”) of Invesco DB Multi-Sector Commodity Trust (the “Trust”) and each of Invesco DB Energy Fund, Invesco DB Oil Fund, Invesco DB Precious Metals Fund, Invesco DB Gold Fund, Invesco DB Base Metals Fund, Invesco DB Agriculture Fund and Invesco DB Silver Fund (each, a “Fund” and collectively, the “Funds”), accepted the resignation of Mr. David Warren from the Board, to be effective after the close of business on June 1, 2019 (the “Effective Date”). Mr. Warren tendered his resignation as part of his overall retirement and succession plan within the Managing Owner and affiliated entities (collectively, “Invesco”). His resignation was not the result of any disagreement with Invesco. Following the Board’s acceptance of Mr. Warren’s resignation, the Board appointed Kristie Feinberg to replace Mr. Warren on the Board and the Audit Committee of the Board, effective after the close of business on the Effective Date. Ms. Feinberg is expected to join Invesco prior to the Effective Date, and will serve in the capacity of Chief Financial Officer of the Americas. After the close of business on the Effective Date, the Audit Committee of the Board will consist of Kristie Feinberg, John M. Zerr and Daniel Draper.

Kristie Feinberg (44) currently serves as Senior Vice President and Corporate Treasurer of OFI Global Asset Management, Inc. (“OFI”). She joined OFI in January of 2001 and has accepted the position noted above with Invesco as part of Invesco’s acquisition of OFI and related entities, a transaction which is expected to close prior to the Effective Date. Ms. Feinberg received an M.B.A. in finance from Columbia University and a B.A. in economics from St. Cloud State University. Additionally Ms. Feinberg is a CFA® charterholder, a Financial Risk Manager—Certified by the Global Association of Risk Professionals and a Certified Treasury Professional.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Invesco DB Multi-Sector Commodity Trust

By:	Invesco Capital Management LLC,
its Managing Owner

	By:	*
		Name:	Daniel Draper
		Date:	May 10, 2019
		Title:	Principal Executive Officer

Invesco DB Energy Fund, a series of Invesco DB Multi-Sector Commodity Trust

By:	Invesco Capital Management LLC,
its Managing Owner

	By:	*
		Name:	Daniel Draper
		Date:	May 10, 2019
		Title:	Principal Executive Officer

Invesco DB Oil Fund, a series of Invesco DB Multi-Sector Commodity Trust

By:	Invesco Capital Management LLC,
its Managing Owner

	By:	*
		Name:	Daniel Draper
		Date:	May 10, 2019
		Title:	Principal Executive Officer

Invesco DB Precious Metals Fund, a series of Invesco DB Multi-Sector Commodity Trust

By:	Invesco Capital Management LLC,
its Managing Owner

	By:	*
		Name:	Daniel Draper
		Date:	May 10, 2019
		Title:	Principal Executive Officer

Invesco DB Gold Fund, a series of Invesco DB Multi-Sector Commodity Trust

By:	Invesco Capital Management LLC,
its Managing Owner

	By:	*
		Name:	Daniel Draper
		Date:	May 10, 2019
		Title:	Principal Executive Officer

Invesco DB Silver Fund, a series of Invesco DB Multi-Sector Commodity Trust

By:	Invesco Capital Management LLC,
its Managing Owner

	By:	*
		Name:	Daniel Draper
		Date:	May 10, 2019
		Title:	Principal Executive Officer

Invesco DB Base Metals Fund, a series of Invesco DB Multi-Sector Commodity Trust

By:	Invesco Capital Management LLC,
its Managing Owner

	By:	*
		Name:	Daniel Draper
		Date:	May 10, 2019
		Title:	Principal Executive Officer

Invesco DB Agriculture Fund, a series of Invesco DB Multi-Sector Commodity Trust

By:	Invesco Capital Management LLC,
its Managing Owner

	By:	*
		Name:	Daniel Draper
		Date:	May 10, 2019
		Title:	Principal Executive Officer

*By:	/s/ Anna Paglia
Name: Anna Paglia
Title: Attorney-in-fact